SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant |X| Filed by a Party other than the Registrant |_| Check the appropriate box: |_| Preliminary Proxy Statement |_| Confidential, for Use of the Commission Only (as permitted by
    Rule  14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                  SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

   -------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

   -------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   -------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

   -------------------------------------------------------------------

5) Total fee paid:
   -------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1) Amount Previously Paid:

   ---------------------------------------------

2) Form, Schedule or Registration Statement No.:

   ---------------------------------------

3) Filing Party:

   ---------------------------------------

4) Date Filed:

   ---------------------------------------

                  SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.
                   100 Park Avenue, New York, New York 10017
                       Toll-Free Telephone: (800) 221-2450
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 30, 1998

To the Shareholders:

  A Special Meeting of Shareholders (the "Meeting") of each Series of Seligman Henderson Global Fund Series, Inc., a Maryland corporation (the "Fund"), will be held at the Grand Hyatt Hotel, 42nd Street and Lexington Avenue, New York, New York on June 30, 1998 at 10:00 A.M., for the following purposes:

    (1) To elect twelve Directors;
    (2) To act on a proposal to ratify the selection of Deloitte & Touche llp as auditors of the Fund for 1998;
    (3) To approve or disapprove new Subadvisory Agreements for each Series of the Fund between J. & W. Seligman & Co. Incorporated (the "Manag-er") and Seligman Henderson Co., such agreements to be identical to the prior subadvisory agreements in all respects except as to their commencement dates and termination dates;
    (4) To approve or disapprove a new Subadvisory Agreement for each Series of the Fund between the Manager and Henderson Investment Management Limited, such agreement to become effective upon termination of the Subadvisory Agreements referred to in proposal (3); and
    (5) To transact such other business as may properly come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

  The approval of Proposals 3 and 4 by the shareholders of a Series will not result in any increase in the aggregate fees payable by the Series.

  The close of business on April 30, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                           By order of the Board of
                                            Directors,

                                                /s/ Frank Nasta

                                                    Secretary
Dated: New York, New York, May 18, 1998

                                 ------------
           YOUR VOTE IS IMPORTANTNO MATTER HOW MANY SHARES YOU OWN. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOIDTHE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO
                                  THE MEETING.

                                                                   May 18, 1998

                  SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.

                   100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                 PROXY STATEMENT

                                     FOR THE
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 1998

  This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Henderson Global Fund Series, Inc. (the "Fund") to be used at the Special Meeting of Shareholders (the
"Meeting") to be held at the Grand Hyatt Hotel, 42nd Street and Lexington Avenue, New York, New York on June 30, 1998.

  The Fund offers five separate Series, each of which is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies. The names of the five Series are Seligman Henderson International Fund (the "International Fund"), Seligman Henderson Emerging Markets Growth Fund (the "Emerging Markets Growth Fund"), Seligman Henderson Global Growth Opportunities Fund (the "Global Growth Opportunities Fund"), Seligman Henderson Global Smaller Companies Fund (the "Global Smaller Companies Fund"), and Seligman Henderson Global Technology Fund ("Global Technology Fund").

  This Proxy Statement relates to four proposals: (i) the election of twelve Directors, (ii) the ratification of the selection of auditors for the Fund,
(iii) the approval of new Subadvisory Agreements for each Series of the Fund between J. & W. Seligman & Co. Incorporated (the "Manager") and Seligman Hen-derson Co. and (iv) the approval of a new Subadvisory Agreement for each Series of the Fund between the Manager and Henderson Investment Management Limited. Proposals 1 and 2 will be voted upon by the shareholders of all five Series collectively. Proposals 3 and 4 will be voted upon separately with respect to each Series by the shareholders of such Series.

  If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you give no instructions and return your signed Proxy, your shares will be voted (i) for the election of twelve Directors, (ii) for the ratification of the selection of auditors, (iii) for the approval of new Subadvisory Agreements for each Series of the Fund between the Manager and Seligman Henderson Co., (iv) for the approval of new a Subadvisory Agreement for each Series of

the Fund between the Manager and Henderson Investment Management Limited, which arrangements will involve no change in the aggregate fees payable by any Series and, at the discretion of the Proxy holders, on any other matter that may properly have come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Fund (Attention: the Secretary) or by notice at the Meeting at any time prior to the time it is voted.

  The close of business on April 30, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, each Series of the Fund had outstanding and entitled to vote the number of shares of Class A capital stock, Class B capital stock and Class D capital stock set forth below:

SERIES                                           CLASS A    CLASS B    CLASS D
------                                          ---------- ---------- ----------
International Fund.............................  2,431,471    460,796  2,214,234
Emerging Markets Growth Fund...................  5,215,122  3,672,155  3,406,785
Global Growth Opportunities Fund............... 10,942,208  2,160,515  6,845,051
Global Smaller Companies Fund.................. 25,853,175 16,834,444 22,475,087
Global Technology Fund......................... 41,517,450  4,775,425 17,313,951

  Each share outstanding on the record date, regardless of class, will be entitled to one vote at the Meeting. For all matters on which a vote of a majority of the shares outstanding and entitled to vote is required (proposals 3 and 4), an abstention or broker non-vote will have the same effect as a vote against the proposal. For any matters on which the affirmative vote of plurality or a majority of the votes cast at a meeting is required (proposals 1 and 2), an abstention or broker non-vote will not be considered a vote cast.

  In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by June 30, 1998, the persons named as proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

  The Fund is managed by the Manager. Seligman Henderson Co. (the "Subadviser") supervises and directs the Fund's global investments. The Fund's shareholder service agent is Seligman Data Corp. The Fund's distributor (prin-cipal underwriter) is Seligman Financial Services, Inc. The address of each of these entities is 100 Park Avenue, New York, New York 10017. The Fund will furnish, without charge, copies of its most recent annual report and semi-an-nual report to any shareholder upon request to Seligman Data Corp. at (800) 221-2450.

  It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about May 18, 1998.

                            A. ELECTION OF DIRECTORS.

                                  (Proposal 1)

  At the Meeting, twelve Directors are to be elected. Mr. John R. Galvin, Dr. Alice S. Ilchman, Messrs. Frank A. McPherson and John E. Merow, Mrs. Betsy S. Michel and Messrs. William C. Morris, James C. Pitney, James Q. Riordan, Rich-ard R. Schmaltz, Robert L. Shafer, James N. Whitson and Brian T. Zino (togeth-er, the "Nominees") have each been recommended by the Director Nominating Com-mittee of the Board of Directors of the Fund for election. If elected, such Directors will hold office until the next meeting at which director elections are held or until their successors are elected and qualified.

  It is the intention of the persons named on the accompanying form of Proxy to nominate and to vote for the election of the Nominees. Each of the Nominees has been a Director since the date set forth in the background information regarding such Nominees. Each of the nominees previously has been elected by the shareholders of the Fund, with the exception of Messrs. Galvin and McPherson, who were elected by the Board of Directors on May 18, 1995, and Mr. Schmaltz, who was elected by the Board of Directors on May 16, 1997.

  Each Nominee has agreed to serve if elected. There is no reason to believe that any of the Nominees will become unavailable for election as a Director of the Fund, but if that should occur before the Meeting, Proxies will be voted for the persons the Board of Directors recommends.

  Background information regarding the Nominees follows.

                         PRINCIPAL OCCUPATION AND OTHER
                                   INFORMATION


NAME, PERIOD SERVED AS
 A DIRECTOR AND (AGE)

                        THE NOMINEES DESIGNATED BY ASTERISK (*) ARE
                      "INTERESTED PERSONS" OF THE FUND (AS THAT TERM
                     IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.

                                                                       SHARES OF
                                                                          COMMON
                                                             STOCKOWNED, DIRECTLY OR
                                                                INDIRECTLY, AS OF
                                                                 APRIL 30, 1998**
 --------------            -------------------------------------   ------------
  John R. Gal-             DEAN, FLETCHER SCHOOL OF LAW AND DI-       71IN
   vin 1995 to              PLOMACY AT TUFTS UNIVERSITY, MED-         142EM
    Date(68)               FORD, MA. General Galvin is Director       146GG
                           or Trustee of each of the Seligman         85GS
   [PHOTO]                 Group of investment companies.+ He         99GT
                           is also Chairman of the American
                           Council on Germany; a Governor of
                           the Center for Creative Leadership;
                           and a Director of Raytheon Co., the
                           National Defense University, and the
                           Institute for Defense Analysis. He
                           was formerly a Director of USLIFE
                           Corporation; Ambassador, U.S. State
                           Department for negotiations in Bos-
                           nia; Distinguished Policy Analyst at
                           Ohio State University; and Olin Dis-
                           tinguished Professor of National Se-
                           curity Studies at the United States
                           Military Academy. From June 1987 to
                           June 1992, General Galvin was the
                           Supreme Allied Commander, Europe and
                           the Commander-in-Chief, United
                           States European Command.


    Alice S.               PRESIDENT, SARAH LAWRENCE COLLEGE,          132IN
  Ilchman 1992             BRONXVILLE, NY. Dr. Ilchman is a Di-      1,296EM
  to Date (63)             rector or Trustee of each of the Se-      2,285GG
                           ligman Group of investment compa-           369GS
   [PHOTO]                 nies.+ She is also Chairman of The        1,747GT
                           Rockefeller Foundation and a Direc-
                           tor of The Committee for Economic
                           Development. She was formerly a
                           Trustee of The Markle Foundation;
                           and a Director of the International
                           Research & Exchange Board and NYNEX.

                         PRINCIPAL OCCUPATION AND OTHER
                                   INFORMATION


NAME, PERIOD SERVED AS
 A DIRECTOR AND (AGE)

                        THE NOMINEES DESIGNATED BY ASTERISK (*) ARE
                      "INTERESTED PERSONS" OF THE FUND (AS THAT TERM
                     IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.

                                                                       SHARES OF
                                                                          COMMON
                                                             STOCKOWNED, DIRECTLY OR
                                                                INDIRECTLY, AS OF
                                                                 APRIL 30, 1998**
 --------------            -------------------------------------   ------------
Frank A. McPher-           RETIRED CHAIRMAN OF THE BOARD AND         1,088 IN
   son 1995 to             CHIEF EXECUTIVE OFFICER OF KERR-MC-       2,661 EM
    Date(65)               GEE CORPORATION, OKLAHOMA CITY, OK.       3,208 GG
                           Mr. McPherson is a Director or            1,991 GS
   [PHOTO]                 Trustee of each of the Seligman             108 GT
                           Group of investment companies.+ He
                           is also a Director of Kimberly-Clark
                           Corporation, Bank of Oklahoma Hold-
                           ing Company, Baptist Medical Center,
                           Oklahoma Chapter of the Nature Con-
                           servancy, Oklahoma Medical Research
                           Foundation, and National Boys and
                           Girls Clubs of America; and Presi-
                           dent of the Oklahoma Foundation for
                           Excellence in Education. He was for-
                           merly Chairman of the Oklahoma City
                           Chamber of Commerce and the Oklahoma
                           City Public Schools Foundation; a
                           Director of the Federal Reserve Sys-
                           tem's Kansas City Reserve Bank; and
                           a Member of The Business Roundtable.


     John E.               RETIRED CHAIRMAN AND SENIOR PARTNER,      5,000 IN
  Merow 1992 to            SULLIVAN & CROMWELL, LAW FIRM, NEW       10,000 EM
    Date(68)               YORK, NY. Mr. Merow is a Director or     10,000 GG
                           Trustee of each of the Seligman           5,000 GS
   [PHOTO]                 Group of investment companies.+ He       15,000 GT
                           is also a Director of Commonwealth
                           Industries, Inc., the Foreign Policy
                           Association, the Municipal Art Soci-
                           ety of New York, and the United
                           States Council for International
                           Business; Chairman of the American
                           Australian Association; Chairman of
                           The New York and Presbyterian Hospi-
                           tal Care Network, Inc. and a Trustee
                           of The New York and Presbyterian
                           Hospital; Vice Chairman of the
                           United States-New Zealand Council;
                           and a Member of the American Law In-
                           stitute and the Council on Foreign
                           Relations.

                         PRINCIPAL OCCUPATION AND OTHER
                                   INFORMATION


NAME, PERIOD SERVED AS
 A DIRECTOR AND (AGE)

                        THE NOMINEES DESIGNATED BY ASTERISK (*) ARE
                      "INTERESTED PERSONS" OF THE FUND (AS THAT TERM
                     IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.

                                                                       SHARES OF
                                                                          COMMON
                                                             STOCKOWNED, DIRECTLY OR
                                                                INDIRECTLY, AS OF
                                                                 APRIL 30, 1998**
 --------------            -------------------------------------   ------------
 Betsy S. Michel           ATTORNEY, GLADSTONE, NJ. Mrs. Michel     10,975 IN
  1992 to Date             is a Director or Trustee of each of       1,445 EM
      (55)                 the Seligman Group of investment          1,462 GG
                           companies.+ She is also a Trustee of     15,150 GS
   [PHOTO]                 The Geraldine R. Dodge Foundation;        1,008 GT
                           and Chairman of the Board of Trust-
                           ees of St. George's School (Newport,
                           RI). She was formerly a Director of
                           The National Association of Indepen-
                           dent Schools (Washington, DC)

 William C. Mor-           CHAIRMAN, J. & W. SELIGMAN & CO. IN-     16,700 IN
  ris* 1991 to             CORPORATED, NEW YORK, NY. Mr. Morris      4,551 EM
    Date(60)               is Chairman and Chief Executive Of-      63,351 GG
                           ficer of each of the Seligman Group      27,550 GS
   [PHOTO]                 of investment companies;+ Chairman       13,541 GT
                           of Seligman Financial Services, Inc.
                           and Seligman Services, Inc.; and a
                           Director of Seligman Data Corp. He
                           is also Chairman of Carbo Ceramics
                           Inc.; a Member of the Board of Gov-
                           ernors of the Investment Company In-
                           stitute; and a Director of Kerr-Mc-
                           Gee Corporation.

                         PRINCIPAL OCCUPATION AND OTHER
                                   INFORMATION


NAME, PERIOD SERVED AS
 A DIRECTOR AND (AGE)

                        THE NOMINEES DESIGNATED BY ASTERISK (*) ARE
                      "INTERESTED PERSONS" OF THE FUND (AS THAT TERM
                     IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.

                                                                       SHARES OF
                                                                          COMMON
                                                             STOCKOWNED, DIRECTLY OR
                                                                INDIRECTLY, AS OF
                                                                 APRIL 30, 1998**
 --------------            -------------------------------------   ------------
 James C. Pitney           RETIRED PARTNER, PITNEY, HARDIN,          1,496 IN
1992 to Date(71)           KIPP & SZUCH, LAW FIRM, MORRISTOWN,      15,409 EM
                           NJ. Mr. Pitney is a Director or             145 GG
  [PHOTO]                  Trustee of each of the Seligman              85 GS
                           Group of investment companies.+ He           99 GT
                           was formerly a Director of Public
                            Service Enterprise Group.

James Q. Riordan           DIRECTOR, VARIOUS ORGANIZATIONS,           71 IN
  1992 to Date             STUART, FL. Mr. Riordan is a Direc-       710 EM
      (70)                 tor or Trustee of each of the Selig-      146 GG
                           man Group of investment companies.+        85 GS
  [PHOTO]                  He is also a Director of The Houston      104 GT
                           Exploration Company, The Brooklyn
                           Museum, Keyspan Energy Corporation,
                           Brooklyn Union Gas Company, The Com-
                           mittee for Economic Development, and
                           Public Broadcasting Service (PBS).
                           He was formerly Vice Chairman of Mo-
                           bil Corporation; Co-Chairman of the
                           Policy Council of The Tax Founda-
                           tion; a Director and President of
                           Bekaert Corporation; and a Director
                           of Tesoro Petroleum Companies, Inc.
                           and Dow Jones & Company, Inc.

                         PRINCIPAL OCCUPATION AND OTHER
                                   INFORMATION


NAME, PERIOD SERVED AS
 A DIRECTOR AND (AGE)

                        THE NOMINEES DESIGNATED BY ASTERISK (*) ARE
                      "INTERESTED PERSONS" OF THE FUND (AS THAT TERM
                     IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.

                                                                       SHARES OF
                                                                          COMMON
                                                             STOCKOWNED, DIRECTLY OR
                                                                INDIRECTLY, AS OF
                                                                 APRIL 30, 1998**
 --------------            -------------------------------------   ------------
   Richard R.              DIRECTOR AND MANAGING DIRECTOR, DI-       869 IN
Schmaltz*1997 to           RECTOR OF INVESTMENTS, J. & W. SE-        321 EM
    Date(57)               LIGMAN & CO. INCORPORATED, NEW YORK,      208 GG
                           NY. Mr. Schmaltz is a Director or         995 GS
    [PHOTO]                Trustee of each of the Seligman           263 GT
                           Group of investment companies,+ with
                           the exception of Seligman Cash Man-
                           agement Fund, Inc. He is also a Di-
                           rector of Seligman Henderson Co. and
                           a Trustee Emeritus of Colby College.
                           He was formerly Director, Investment
                           Research at Neuberger & Berman from
                           May 1993 to September 1996 and Exec-
                           utive Vice President of McGlinn Cap-
                           ital from July 1987 to May 1993.

Robert L. Shafer           RETIRED VICE PRESIDENT OF PFIZER          566 IN
  1992 to Date             INC., NEW YORK, NY. Mr. Shafer is a       500 EM
      (66)                 Director or Trustee of each of the        521 GG
                           Seligman Group of investment compa-       547 GS
    [PHOTO]                nies.+ He was formerly a Director of      590 GT
                           USLIFE Corporation.

                         PRINCIPAL OCCUPATION AND OTHER
                                   INFORMATION


NAME, PERIOD SERVED AS
 A DIRECTOR AND (AGE)

                        THE NOMINEES DESIGNATED BY ASTERISK (*) ARE
                      "INTERESTED PERSONS" OF THE FUND (AS THAT TERM
                     IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.

                                                                       SHARES OF
                                                                          COMMON
                                                             STOCKOWNED, DIRECTLY OR
                                                                INDIRECTLY, AS OF
                                                                 APRIL 30, 1998**
 --------------            -------------------------------------   ------------
James N. Whitson           RETIRED EXECUTIVE VICE PRESIDENT AND      1,273 IN
  1993 to Date             CHIEF OPERATING OFFICER OF SAMMONS        1,000 EM
      (63)                 ENTERPRISES, INC., DALLAS, TX. Mr.        2,085 GG
                           Whitson is a Director or Trustee of       1,211 GS
    [PHOTO]                each of the Seligman Group of in-         2,546 GT
                           vestment companies.+ He is also a
                           Consultant to and Director of
                           Sammons Enterprises, Inc.; and a Di-
                           rector of C-SPAN and CommScope, Inc.
                           He was formerly a Director of Red
                           Man Pipe and Supply Company.

 Brian T. Zino*            DIRECTOR AND PRESIDENT, J. & W. SE-      21,299 IN
1993 to Date(45)           LIGMAN & CO. INCORPORATED, NEW YORK,     28,090 EM
                           NY. Mr. Zino is President of each of      6,515 GG
    [PHOTO]                the Seligman Group of investment         23,478 GS
                           companies,+ with the exception of        16,673 GT
                           Seligman Quality Municipal Fund,
                           Inc. and Seligman Select Municipal
                           Fund, Inc. He is also a Director or
                           Trustee of each of the Seligman
                           Group of investment companies;
                           Chairman of Seligman Data Corp.; and
                           a Director of Seligman Financial
                           Services, Inc., Seligman Services,
                           Inc. and Seligman Henderson Co.

------------
+ The Seligman  Group of  investment  companies  consists of the Fund,  Seligman
  Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Selig- man Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

** In this table, the Series of the Fund are identified by the following ab-breviations: International Fund: "IN"; Emerging Markets Growth Fund: "EM"; Global Growth Opportunities Fund: "GG"; Global Smaller Companies Fund:
   "GS"; and Global Technology Fund: "GT". All shares owned by Nominees on April 30, 1998 were Class A shares.

  Unless otherwise indicated, Directors have sole voting and investment power with respect to shares shown. At April 30, 1998, Directors and Officers of the Fund as a group owned directly or indirectly 63,126 Class A shares, or 2.60% of the outstanding shares of the Class A capital stock of the International Fund; 69,633 Class A shares, or 1.34% of the outstanding shares of the Class A capital stock of the Emerging Markets Growth Fund; and less than 1% of the outstanding shares of the Class A capital stock of each of the Global Growth Opportunities Fund, Global Smaller Companies Fund and Global Technology Fund. No Directors or Officers owned Class B or Class D shares of any Series of the Fund as of such date.

  William C. Morris owns a majority of the outstanding voting securities of the Manager. Accordingly, under the applicable provisions of the Investment Company Act of 1940 (the "1940 Act"), Mr. Morris is a control person of the Manager. Because the Manager owns a 50% interest in the Subadviser, Mr. Morris may also be deemed to own indirectly a material interest in the Subadviser. Messrs. Richard R. Schmaltz and Brian T. Zino are also shareholders of the Manager.

  As of January 1, 1997, Richard R. Schmaltz bought 500 Class A common shares and 500 Class B common shares of the Manager from the Manager, each at a price of $230.60 per share. As of January 1, 1998, Mr. Schmaltz bought 500 Class A common shares and 1,000 Class B common shares of the Manager from the Manager, each at a price of $239.48 per share.

  The Board of Directors met six times during the Fund's fiscal year ended Oc-tober 31, 1997. The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

  Board Operations Committee. This Committee, which was formed on July 17, 1997, has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees, and the selection of le-gal counsel for the Fund. Members of the Committee are Messrs. Riordan (Chair-man), Galvin, McPherson, Merow, Pitney, Shafer and Whitson, Dr. Ilchman and Mrs. Michel.

  Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board and, when appropriate, shareholder approval. In addition, it reviews, with the auditors and such other persons as it determines, (a) the scope of audit, (b) accounting and financial internal controls, (c) quality and adequacy of the accounting staff and (d) reports of the auditors. The Committee comments to the Board when warranted and at least annually. It is directly available to the auditors and officers of the Fund for consultation on audit, accounting and related financial matters. The Committee met twice during the fiscal year ended October 31, 1997. Members of this Committee are Messrs. Whitson (Chairman), Galvin and McPherson and Mrs. Michel.

  Director Nominating Committee. This Committee recommends to the Board per-sons to be nominated for election as Directors by the shareholders and selects and proposes nominees for election by the Board between shareholder meetings. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met once during the fiscal year ended October 31, 1997. Members of this Committee are Messrs. Pitney (Chair-man), Riordan and Shafer and Dr. Ilchman.

EXECUTIVE OFFICERS OF THE FUND

  Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

                                         POSITION WITH THE FUND AND
         NAME          AGE       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------------------------------------------------------------------
 Brian Ashford-Russell 39  VICE PRESIDENT OF THE FUND AND CO-PORTFOLIO MANAGER
                           OF THE GLOBAL TECHNOLOGY FUND since May 1994. Mr.
                           Ashford-Russell is a Portfolio Manager of Seligman
                           Henderson Co. and Henderson plc. He was formerly a
                           Portfolio Manager of Touche Remnant & Co.
 Peter Bassett         42  VICE PRESIDENT OF THE FUND AND PORTFOLIO MANAGER OF
                           THE EMERGING MARKETS GROWTH FUND since May 1996. Mr.
                           Bassett is a Portfolio Manager of Seligman Henderson
                           Co. and Henderson plc. He was formerly a Portfolio
                           Manager of Touche Remnant & Co.
 Iain C. Clark         47  VICE PRESIDENT OF THE FUND AND PORTFOLIO MANAGER OF
                           THE INTERNATIONAL FUND since April 1992 and CO-
                           PORTFOLIO MANAGER OF THE GLOBAL SMALLER COMPANIES
                           FUND since September 1992. Mr. Clark is a Managing
                           Director and Chief Investment Officer of Seligman
                           Henderson Co. He is also a Director and Senior
                           Portfolio Manager of Henderson plc.

                                       POSITION WITH THE FUND AND
       NAME        AGE         PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------------------------------------------------------------------
 Nitin Mehta        37 VICE PRESIDENT OF THE FUND AND CO-PORTFOLIO MANAGER OF THE
                       GLOBAL GROWTH OPPORTUNITIES FUND since May 1996. Mr. Mehta is a Portfolio Manager of Seligman Henderson Co. and Hen-
                       derson plc. He was formerly Head of Currency Management
                       and Derivatives of Quorum Capital Management; Investment
                       Officer of International Finance Corp.; and Director of
                       Equities of Shearson Lehman Global Asset Management.
 Arsen Mrakovcic    32 VICE PRESIDENT OF THE FUND AND CO-PORTFOLIO MANAGER OF THE
                       GLOBAL SMALLER COMPANIES FUND since October 1995. Mr.
                       Mrakovcic is a Managing Director of the Manager. He is
                       also President and Portfolio Manager of one other invest-
                       ment company in the Seligman Group. He was formerly a Vice
                       President, Investment Officer and a Portfolio Assistant of
                       the Manager.
 Lawrence P. Vogel  41 VICE PRESIDENT OF THE FUND since March 1992. Mr. Vogel is
                       Senior Vice President, Finance of the Manager. He is Vice
                       President of the other investment companies in the Selig-
                       man Group. He is also Senior Vice President, Finance of
                       Seligman Financial Services, Inc. and Seligman Data Corp;
                       Vice President of Seligman Services, Inc.; and Treasurer
                       of Seligman Henderson Co.
 Paul H. Wick       35 VICE PRESIDENT OF THE FUND AND CO-PORTFOLIO MANAGER OF THE
                       GLOBAL TECHNOLOGY FUND since May 1994. Mr. Wick is a Di-
                       rector and Managing Director of the Manager. He is also a
                       Vice President and Portfolio Manager of two other invest-
                       ment companies in the Seligman Group. He is also a Portfo-
                       lio Manager of Seligman Henderson Co. He was formerly a
                       Vice President, Investment Officer of the Manager; and Se-
                       nior Vice President and Portfolio Manager of Chuo Trust
                       and JWS Advisers, Inc.

                                      POSITION WITH THE FUND AND
      NAME      AGE          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------------------------------------------------------------------
 Frank J. Nasta 33  SECRETARY OF THE FUND since March 1994. Mr. Nasta is Senior
                    Vice President, Law and Regulation and Corporate Secretary of
                    the Manager. He is Secretary of the other investment compa-
                    nies in the Seligman Group. He is also Corporate Secretary of
                    Seligman Financial Services, Inc., Seligman Services, Inc.,
                    Seligman Henderson Co., and Seligman Data Corp.
 Thomas G. Rose 40  TREASURER OF THE FUND since November 1992. Mr. Rose is Trea-
                    surer of the other investment companies in the Seligman
                    Group. He is also Treasurer of Seligman Data Corp.



  All officers are elected annually by the Board and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing Officers is 100 Park Avenue, New York, New York 10017, except that the address of Messrs. Ashford-Russell, Bassett, Clark and Mehta is 3 Finsbury Avenue, London EC2M 2PA, England.

REMUNERATION OF DIRECTORS AND OFFICERS

  Director's attendance, retainer and /or committee fees paid to each Director during fiscal 1997 were as follows:

                     AGGREGATE   PENSION OR RETIREMENT TOTAL COMPENSATION
                    COMPENSATION  BENEFITS ACCRUED AS    FROM FUND AND
NAME                 FROM FUND   PART OF FUND EXPENSES   FUND COMPLEX*
------------------  ------------ --------------------- ------------------
John R. Galvin       $ 4,930.92           -0-              $67,000.00
Alice S. Ilchman       4,842.00           -0-               65,000.00
Frank A. McPherson     4,895.23           -0-               66,000.00
John E. Merow          4,842.01           -0-               65,000.00
Betsy S. Michel        4,930.95           -0-               67,000.00
James C. Pitney        4,788.85           -0-               64,000.00
James Q. Riordan       4,877.75           -0-               66,000.00
Robert L. Shafer       4,877.73           -0-               66,000.00
James N. Whitson       4,948.92+          -0-               67,000.00
                     ----------
                     $43,933.86
                     ==========

------------
*There are 17 other investment companies in the Seligman Group.
+Deferred.

  The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. A Director who has elected deferral of his or her fees may choose a rate of return equal to either (i) the interest rate on short-term Treasury bills, or (ii) effective March 19, 1998, the rate of return on the shares of certain of the investment companies advised by the Manager, as designated by the Director. The annual cost of such return will be included in the Directors' fees and expenses, and the accumulated balance thereof will be included in other liabilities in the Series' financial statements. The total amount of deferred compensation (including interest) payable to Mr. Whitson as of October 31, 1997 was $16,118. Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $14,047 and $1,780, respectively, as of October 31, 1997.

  Directors and officers of the Fund are also directors and officers of some or all of the other investment companies in the Seligman Group.

  No compensation is paid by the Fund to Directors or officers of the Fund who are employees of, or consultants to, the Manager.

  The affirmative vote of a plurality of the votes cast at the Meeting is required to approve the election of the Nominees.

  YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE
                                       FOR
   THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS A DIRECTOR OF THE FUND.

                   B. RATIFICATION OF SELECTION OF AUDITORS.

                                  (Proposal 2)

  In accordance with the requirements of the 1940 Act, the Board of Directors is required to select independent public accountants as auditors of the Fund each year. If a shareholders' meeting is held, the Board's selection is subject to ratification or rejection by shareholders.

  The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Fund (as defined in the 1940 Act), has selected Deloitte & Touche llp as auditors of the Fund for fiscal 1998. The firm of Deloitte & Touche llp has extensive experience in investment company accounting and au-diting. It is expected that a representative of Deloitte & Touche llp will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

  The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

         YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS AUDITORS OF THE FUND.

                  C. APPROVAL OF NEW SUBADVISORY ARRANGEMENTS

                 (Proposal 3--Interim Subadvisory Agreements)
                 (Proposal 4--Proposed Subadvisory Agreement)

GENERAL

  Original Subadvisory Agreements. Pursuant to a Management Agreement between the Manager and the Fund, on behalf of its several Series, the Manager administers the business and other affairs of the Fund. Seligman Henderson Co. serves as Subadviser to the Fund pursuant to subadvisory agreements between the Manager and the Subadviser, which provide that the Subadviser will supervise and direct the Series' global investments in accordance with each Series' investment objective, policies and restrictions. As explained below, the original subadvisory agreements for each Series (collectively, the "Original Subadvisory Agreements") terminated in accordance with their terms on March 30, 1998, and the Manager and the Subadviser entered into new subadvisory agreements that are identical to the Original Subadvisory Agreements in all respects except as to their commencement dates and termination dates (collectively, the "Interim Subadvisory Agreements"). Fees under the Original Subadvisory Agreements were paid, and fees under the Interim Subadvisory Agreements are paid, directly by the Manager from its management fee and do not affect the fees paid by the Series of the Fund.

  The Subadviser was founded in 1991 as a general partnership between the Manager and Henderson International, Inc., each partner owning equal 50% interests in the joint venture. Henderson International, Inc., whose principal address is 3 Finsbury Avenue, London EC2M 2PA, England, is a wholly owned subsidiary of Henderson plc, a United Kingdom corporation ("Henderson") located at the same address. The Subadviser is headquartered in New York and was created to provide international and global investment management services to institutional and individual investors and investment companies in the United States.

  The Subadviser currently serves as subadviser for investment portfolios of another investment company managed by the Manager. A table setting forth the net assets of those investment companies for which the Subadviser currently serves as subadviser, and which have investment objectives similar to those of the Series of the Fund, and the subadvisory fee rates paid by such companies, is attached as Exhibit C to this Proxy Statement. The aggregate net assets managed by the Subadviser were approximately $3.6 billion at March 31, 1998, including $2.4 billion of the Fund's net assets.

  The Original Subadvisory Agreement relating to each Series other than the Seligman Henderson Emerging Markets Growth Fund (the "Emerging Markets Growth Fund") was dated March

19, 1992. The Board of Directors of the Fund approved such Original Subadvisory Agreement with respect to the International Fund on March 19, 1992; with respect to the Global Growth Opportunities Fund on September 21, 1995; with respect to the Global Smaller Companies Fund on July 16, 1992; and with respect to the Global Technology Fund on March 17, 1994. Such Original Subadvisory Agreement was approved by the shareholders of the International Fund and the shareholders of the Global Smaller Companies Fund on May 20, 1993; by the sole shareholder of the Global Growth Opportunities Fund on Octo- ber 24, 1995; and by the sole shareholder of the Global Technology Fund on May 9, 1994. The Original Subadvisory Agreement in respect of the Emerging Markets Growth Fund was dated March 21, 1996 and was approved by the Board of Directors of the Fund on March 21, 1996 and by the sole shareholder of the Emerging Markets Growth Fund on May 10, 1996. The Original Subadvisory Agreements were not submitted to a vote of the shareholders of the Fund subsequent to their initial approvals in respect of each Series.

  The AMP Transaction. On February 3, 1998, the boards of directors of AMP Limited ("AMP"), an Australian life insurance and financial services company, and Henderson announced that they had reached agreement on the terms of a recommended cash offer by a subsidiary of AMP for all of the issued share capital of Henderson. The acquisition of Henderson by AMP (the "Acquisition") was completed on March 30, 1998. Under the 1940 Act, AMP is deemed to "control" Hen- derson because it owns more than 25% of Henderson's outstanding voting securities.

  The Acquisition may be deemed to have resulted in a change of control of the Subadviser, because a wholly owned subsidiary of Henderson is one of the two general partners of the Subadviser. Such a change of control would constitute an "assignment," and thus the termination in accordance with its terms, of each of the Original Subadvisory Agreements. March 30, 1998, the date of such assignment, is referred to herein as the "Assignment Date."

  Interim Subadvisory Agreements. On March 19, 1998, the Board of Directors of the Fund unanimously approved the Interim Subadvisory Agreements, each of which is identical to the corresponding Original Subadvisory Agreement except as to its commencement date and its termination date, and recommended approval of such Agreements by the shareholders of each Series of the Fund. The factors considered by the Board of Directors in approving the Interim Subadvisory Agreements are described below under "Factors Considered by the Board of Directors." The Interim Subadvisory Agreements took effect (subject to approval by the shareholders) on the Assignment Date and will continue in effect until the Restructuring Date (as defined below) (subject to approval by the shareholders of Proposal 4). The period from the Assignment Date to the Restructuring Date is referred to as the "Interim Period." The Special Meeting is being called, in part, in order that you have the opportunity to vote on the Interim Subadvisory Agreements. If the shareholders do not approve the Interim Subadvisory Agreement applicable to any Series of the Fund, the Manager will assume responsibility for the management of the assets of that Series during the remainder of the Interim Period for such Series, if any.

  AMP, Henderson and the Subadviser have obtained an order from the Securities and Exchange Commission (the "Order") permitting the implementation, prior to obtaining shareholder approval, of each of the Interim Subadvisory Agreements for a period of not more than 150 days beginning on the Assignment Date and continuing through the date on which such Interim Subadvisory Agreement is approved or disapproved by the applicable Series' shareholders, but in no event after October 1, 1998. Such 150-day period will end on August 22, 1998. The Interim Period is expected to fall within the period contemplated by the Order. The Order permits the Subadviser to receive all fees earned under the Interim Subadvisory Agreements during the Interim Period, provided that such fees are paid into an interest-bearing escrow account maintained by an unaffiliated escrow agent. The Manager and the Subadviser have entered into escrow agreements with United States Trust Company of New York, as escrow agent (the "Escrow Agent") for this purpose. The escrow arrangements were approved by the Board of Directors at their meeting on March 19, 1998. The Escrow Agent will pay the amounts in the escrow account (including interest) in respect of any Series of the Fund to the Subadviser only after the Interim Subadvisory Agreement applicable to such Series is approved by the shareholders of that Series. If the shareholders of a Series do not approve the Interim Subadvisory Agreement, the amounts held in escrow in respect of such Agreement will be returned to the Series.

  A copy of each Interim Subadvisory Agreement is set forth as Exhibit A to this Proxy Statement.

  Proposed Subadvisory Agreement. As a result of the AMP transaction and other developments in the asset management businesses conducted by the Manager and by Henderson, the Manager and Henderson have proposed a restructuring of the existing subadvisory arrangements for each Series of the Fund. Henderson and the Manager have proposed that, for each Series of the Fund, all responsibilities in respect of such Series' international investments that are currently undertaken by the Subadviser pursuant to the Interim Subadvisory Agreements be assumed by Henderson Investment Management Limited (the "New Subadviser"), a wholly owned subsidiary of Henderson that has applied for registration as an investment adviser under the Investment Advisers Act of 1940, pursuant to a new subadvisory agreement relating to all Series (the "Proposed Subadvisory Agreement"). On April 30, 1998, the Directors of the Fund unanimously approved the Proposed
Subadvisory Agreement in respect of each Series and recommended that the shareholders approve it. A description of the terms of the Proposed Subadvisory Agreement, and the factors considered by the Directors in approving it, is set forth below. The Proposed Subadvisory Agreement provides for a different structure for fees payable by the Manager to the New Subadviser, but it would not result in any change in the aggregate fees payable by any Series. If the Proposed Subadvisory Agreement is approved in respect of a Series, it will take effect with respect to that Series on the day after the date of approval by the Series (the "Restructuring Date") and the Interim Subadvisory Agreement in respect of such Series will terminate on the Restructuring Date. Since the Special Meeting of Shareholders is to be held on June 30, 1998, the Restructuring Date for each Series is expected to be July 1, 1998, subject to the effectiveness of the New Subadviser's registration as an investment adviser.

  A copy of the Proposed Subadvisory Agreement is set forth as Exhibit B to this Proxy Statement.

TERMS OF THE ORIGINAL SUBADVISORY AGREEMENTS

  Under each Original Subadvisory Agreement, the Subadviser, at its expense and subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the relevant Series of the Fund set forth in the Fund's Prospectus, provided the Series with investment management services, including investment research, advice and supervision. The Original Subadvisory Agreements related to all assets of a Series, including investments in securities of U.S. as well as foreign issuers. The Subadviser determined which securities were to be purchased or sold by the Series, made purchases and sales of securities on behalf of the Series and determined how any rights of the Series were to be exercised. The Subadviser did not perform any non-advisory services under the Original Subadvisory Agreements.

  The Original Subadvisory Agreements provided that they would continue in effect from year to year if such continuance were approved in the manner required by the 1940 Act, and if the Subadviser had not notified the Manager at least 60 days prior to an anniversary date that it did not desire such continuance. The Original Subadvisory Agreements were terminable by the Fund, without penalty, on 60 days' written notice to the Subadviser and provided for automatic termination in the event of their assignment or upon termination of the Management Agreement.

  The Original Subadvisory Agreement relating to each Series other than the Emerging Markets Growth Fund provided for a fee in respect of each such Series, calculated daily and paid monthly, equal to 0.90 percent per annum of the average daily net assets of that Series. The Original Subadvisory Agreement relating to the Emerging Markets Growth Fund provided for a fee, calcu-lated daily and paid monthly, equal to 1.15 percent per annum of the average daily net assets of the Emerging Markets Growth Fund. The Management Agreement provides for a fee in respect of each Series of the Fund, calculated daily and paid monthly, equal to 1.00 percent per annum of the average daily net assets of that Series, except with respect to the Emerging Markets Growth Fund, for which the Management Agreement provides for a fee, calculated daily and paid monthly, equal to 1.25 percent of the average daily net assets of that Series. The aggregate subadvisory fees paid by the Manager to the Subadviser pursuant to the Original Subadvisory Agreements during the fiscal year of the Fund ended October 31, 1997 in respect of each Series were as follows: Interna-tional Fund: $893,484; Emerging Markets Growth Fund: $1,021,231; Global Growth Opportunities Fund: $1,712,310; Global Smaller Companies Fund: $8,541,420; and Global Technology Fund: $7,636,372.

TERMS OF THE INTERIM SUBADVISORY AGREEMENTS

  Each Interim Subadvisory Agreement is identical in all respects to the Original Subadvisory Agreement for the corresponding Series of the Fund except as to its commencement date and termination date. The Interim Subadvisory Agreements commenced on the Assignment Date and provide by their terms that they will continue in effect until December 31, 1998, and thereafter from year to year if such continuance is specifically approved in the manner required by the 1940 Act, and if the Subadviser shall not have notified the Manager at least 60 days prior to an anniversary date that it does not desire such continuance. (As discussed above, however, if the Proposed Subadvisory Agreement is approved by shareholders, it is contemplated that the Interim Subadvisory Agreements will terminate on the Restructuring Date.)

TERMS OF THE PROPOSED SUBADVISORY AGREEMENT

  Under the Proposed Subadvisory Agreement, the New Subadviser, which is a wholly owned subsidiary of Henderson, would agree to furnish to the Manager and the Fund such investment advice, research and assistance as the Manager or the Fund from time to time reasonably requests. The New Subadviser's responsibilities would include (1) participating in the development of each Series' overall investment strategy and in the determination of country allocations and sector and industry weightings; (2) providing investment advice and research with respect to each Series' existing and potential investments in securities of non-U.S. issuers, including company visits and meetings with management; (3) determining securities for investment; (4) selecting brokers; and (5) causing the execution of trades, including foreign exchange dealings. The Proposed Subadvisory Agreement would also require the New Subadviser to make available representatives to report to the Board of Directors of the Fund in person on at least a semi-annual basis, and to provide such reports and other information as the Manager or the Board may reasonably request.

  Under the Proposed Subadvisory Agreement, the New Subadviser will not have ultimate responsibility for portfolio accounting and pricing (although it is specifically required to assist in the pricing of assets under its supervision which cannot be readily priced), as such services are generally provided by the Fund's recordkeeping agent under the supervision of the Manager. However, the New Subadviser would be responsible for co-ordinating custody matters with the Fund's custodians in respect of the Fund's assets under the supervision of the New Subadviser. The Management Agreement with respect to the Fund provides that the Manager continues to have responsibility for investment management services provided by any subadviser to the Fund and, in particular, that in the event a subadviser ceases to provide any of the investment management services identified in the Management Agreement, such services must be provided by the Manager or by some other form of arrangement approved by the Fund. Accordingly, the Manager will be responsible for any investment management services that it does not request the New Subadviser to provide under the Proposed Subadvisory Agreement, including services with respect to the U.S. assets of the Fund that are currently provided by the Subadviser.

  The form of the Proposed Subadvisory Agreement, which would replace the two Interim Subadvisory Agreements, is set forth as Exhibit B to this Proxy Statement.

  The Proposed Subadvisory Agreement provides that it will continue in effect with respect to each Series of the Fund until December 31, 1999 and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, and if the New Subadviser has not notified the Manager at least 60 days prior to an anniversary date that it does not desire such continuance with respect to any Series. The Proposed Subadvisory Agreement is terminable by the Fund with respect to any Series, without penalty, on 60 days' written notice to the New Subadviser and will terminate automatically in the event of its assignment or upon termination of the Management Agreement.

  The Proposed Subadvisory Agreement would apply on a Series-by-Series basis, and the New Subadviser's fee for each Series would be calculated on the basis of the assets of such Series. The Proposed Subadvisory Agreement provides that the Manager will pay to the New Subadviser for its services a monthly fee based on the "applicable percentage" of the average monthly assets under the New Subadviser's supervision. The "applicable percentage" is an annual rate of 0.90% for the period July 1, 1998 to June 30, 1999; 0.70% for the period July 1, 1999 to June 30, 2000; and 0.50% thereafter. Average monthly assets will be determined for any month by taking the average of the assets (adjusted to add receivables for assets sold and deduct payables for assets purchased) under the New Subadviser's supervision as of (i) the opening of business on the first day of such month and (ii) the close of business on the last day of such month. The subadvisory fee is payable by the

Manager from its own management fee, and the change in the subadvisory fee rate contemplated by the Proposed Subadvisory Agreement will have no effect on the fees payable by any Series of the Fund.

SUMMARY OF PRINCIPAL DIFFERENCES BETWEEN AGREEMENTS

  The principal differences between the Original Subadvisory Agreements and the Interim Subadvisory Agreements, on the one hand, and the Proposed Subadvisory Agreement, on the other, are the substitution of the New Subadviser for the Subadviser, the revised fee structure and the allocation of responsibilities and scope of services to be provided. In addition, the Proposed Subadvisory Agreement provides that the New Subadviser shall be subject to a higher standard of care (negligence) as compared with the Original Subadvisory Agreements and the Interim Subadvisory Agreements (gross negligence). As discussed above, the Subadviser is a 50-50 joint venture between the Manager and Henderson, while the New Subadviser is a wholly owned subsidiary of Henderson. The Subadviser comprises personnel from both the Manager and Henderson and provides advice on a global basis, whereas the personnel of the New Subadviser will be drawn exclusively from Henderson and will provide advice principally with respect to non-U.S. investments, with the Manager assuming responsibility for the Fund's U.S. investments. The change in ownership structure also means that the Manager will have no share in the profits or losses of the New Subadviser.

  The Subadviser currently receives a fee equal to 0.90% (1.15% in the case of the Emerging Markets Growth Fund) per annum of the average daily net assets of each Series. Under the Proposed Subadvisory Agreement, the New Subadviser would receive 0.90% of the average monthly assets of each Series under its supervision, declining to 0.70% in the second year and 0.50% thereafter. Because the ownership structure is different, the fee rates are different, and the fee under the Proposed Subadvisory Agreement would be calculated on the basis of assets under the Subadviser's supervision (which will be non-U.S. assets) rather than all net assets of a Series, the fees that will be earned by the New Subadviser are not directly comparable with those earned by the Subadviser under the current arrangements. The Series of the Fund invest in foreign assets to significantly different degrees. As a practical matter, International Fund and Emerging Markets Growth Fund invest solely in foreign assets; Global Growth Opportunities Fund invests principally in foreign assets; and Global Smaller Companies Fund and Global Technology Fund tend to invest approximately equally in U.S. and foreign assets. The split between U.S. and non-U.S. assets in the Series that invest in both types of assets fluctuates over time. Such split is determined by the Subadviser under the Interim Subadvisory Agreements, and would be determined by the Manager under the Proposed Subadvisory Agreement. In addition, in considering whether to vote in favor of the Proposed Subadvisory Agreement, it is important to remember that the subadvisory fee is payable by the Manager from its own management fee, and approval of the Proposed Subadvisory Agreement will have no effect on the fees payable by any Series of the Fund.

  The Proposed Subadvisory Agreement provides that the New Subadvisor would provide the Manager and the Series with such investment advice, research and assistance as the Manager or the Fund shall from time to time reasonably request. This differs from the arrangements provided for under the Original Subadvisory Agreements and the Interim Subadvisory Agreements, reflecting the greater role of the Manager. The proposed fee to be paid to the New Subadviser under the Proposed Subadvisory Agreement also differs from the fee paid under the Original Subadvisory Agreements and Interim Subadvisory Agreements, which contemplate that the Subadviser will provide all investment advisory services required by the Fund, as described in the preceding paragraph.

  If the Proposed Subadvisory Agreement is approved by shareholders, the Manager and the New Subadviser intend to enter into a separate agreement that provides, among other things, for the payment by the Manager of specified amounts to the New Subadviser in the event that the Proposed Subadvisory Agreement is terminated. Under such agreement, if the Manager terminates the Proposed Subadvisory Agreement prior to June 30, 2001 (other than as a result of a material breach by the New Subadviser of its obligations thereunder or a request by the New Subadviser to terminate the Proposed Subadvisory Agreement), the Manager will make payments to the New Subadviser in respect of each Series as to which the New Subadvisory Agreement is cancelled in the following amounts:
International Fund: $216,000; Global Smaller Companies Fund: $1,266,000; Global Technology Fund: $841,000; Global Growth Opportunities Fund: $333,000; Emerging Markets Growth Fund: $215,000. Additionally, if such termination occurs prior to December 31, 1999, the Manager will also pay to the New Subadviser an amount equal to the fees that the New Subadviser would have earned under the Proposed Subadvisory Agreement from the date of termination through December 31, 1999, calculated on the assumption that the Fund's assets under the New Subadviser's supervision are equal throughout such period to their value on the date of termination. These payments would be made by the Manager from its own resources and not by any Series of the Fund or its shareholders. The agreement between the Manager and the New Subadviser also provides that the Manager may change the names of the Fund and each Series and that Henderson has the right to remove its name from the name of the Fund and each Series. Any name change of the Fund or any Series would require action by the Board of Directors.

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS

  Interim Subadvisory Agreements. The Directors of the Fund met on February
12, March 5, and March 19, 1998 to evaluate the transaction between Henderson and AMP and its expected effect on the Subadviser and the services the Subadviser provides to each Series of the Fund. At these meetings, the Board of Directors considered various matters in determining to approve the Interim Subadvisory Agreements and recommend them to the shareholders. Senior representatives of AMP, Henderson, the Manager and the Subadviser provided the Directors with detailed information about the expected effect of the Acquisition on the Subadviser. The Fund's legal counsel advised the Board of Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors in reaching its decision.

  The Directors had evaluated the Original Subadvisory Agreements in November 1997 in connection with their annual determination as to their continuance, as required by the 1940 Act. The factors that were considered in November 1997 included principles established by judicial decisions; the amount of the subadvisory fees paid by the Series of the Fund; the services provided by the Subadviser, its past performance and the quality of its personnel; the portfolio transaction allocation and policies followed; portfolio turnover information; the non-advisory services provided to the Fund; the expenses borne by the Fund and the Subadviser; comparisons with other funds; the profitability of the contracts to the Subadviser; the standards of care required by the Original Subadvisory Agreements; the services offered and fees charged by other investment advisers and subadvisers; and the financial stability of the Subadviser. In their evaluation of the Interim Subadvisory Agreements in Feb-ruary and March 1998, the Directors reviewed these considerations in light of the proposed Acquisition, drawing on their knowledge of the operations and competence of Henderson and the Subadviser gained as a result of serving as Directors of the other investment companies in the Seligman Group.

  The Directors also specifically considered the anticipated impact of the Acquisition on each Series of the Fund and other factors related to the Acquisition, including:

  . The effect on the Subadviser's provision of investment subadvisory serv-ices, including such matters as any plans for changes in investment ad-visory personnel and the levels of research and technical support avail-able to such persons, and the impact of the planned combination of the asset management businesses of AMP and Henderson. In this regard, the Directors considered the possible beneficial effect of the significantly enhanced financial resources of Henderson after the Acquisition and the fact that the combined entity would have more assets under management than Henderson alone before the Acquisition. The Directors also consid-ered information concerning AMP and AMP's current asset management busi-ness, as well as AMP's plans for the future. Representatives of AMP and Henderson advised the Directors that the Acquisition would not result in any reduction in the quality of services now provided to the Fund and that they did not expect the change in control of Henderson to result in any material changes in the manner in which the Subadviser renders services to the Fund. The AMP and Hen- derson representatives also stated that neither the Acquisition nor any ancillary transactions would have any adverse effect on the Subadviser's ability to fulfill its obligations under the Interim Subadvisory Agreements or to operate its business in a manner consistent with past business practice.

  . The effects of the Acquisition on the Manager's relationship with Hen-derson and the Subadviser over the near and longer term and the implications for the Subadviser's capabilities and relationships with the Fund.

  . The arrangements pursuant to which the current professionals and managers of Henderson that are involved with the Subadviser would be induced to remain with the new organization and the effects of the Acquisition on such persons and the other officers and employees of Henderson that are involved with the Subadviser.

  . The nature, extent and quality of the management and administrative services currently provided by the Subadviser, the Manager and other service providers to the Fund and the expected impact, if any, of the Acquisition on such services.

  . The current and prospective financial condition and stability of the combined AMP/Henderson asset management entity after the Acquisition.

  . Any advantages or disadvantages to the Fund or any of its Series in remaining one of the investment companies subadvised by the Subadviser (giving effect to the changes that might result from the Acquisition).

  . The fact that Henderson and the Manager agreed to bear the Fund's costs of obtaining director and shareholder approval of the Interim Subadvisory Agreements.

  . The possible impact of the Acquisition on the information regularly provided to the Directors, including information about the profitability of the Fund to the Subadviser.

  . The Manager's representation to the Board that the Acquisition would not create an undue burden on the Fund or its shareholders under Section 15(f) of the 1940 Act. In addition, 75 percent of the members of the Board are currently not interested persons of the Subadviser.

  . An undertaking by the Subadviser to continue to provide subadvisory services on an interim basis in the event shareholder approval of the Interim Subadvisory Agreements is not obtained within the time period provided by the Order.

  . Current developments in the investment company and investment advisory industries.

  After careful consideration, the Directors unanimously approved the Interim Subadvisory Agreements and recommended that the shareholders of each Series of the Fund approve the Interim Subadvisory Agreement applicable to such Series.

  Proposed Subadvisory Agreement. The Directors of the Fund met on April 30, 1998 to evaluate the Proposed Subadvisory Agreement with respect to each Series of the Fund. At this meeting, the Board of Directors considered various matters in determining to approve the Proposed Subadvisory Agreement and recommend it to the shareholders. Senior representatives of Henderson, the Manager and the New Subadviser provided the Directors with detailed information in connection with the approval of the Proposed Subadvisory Agreement. The Fund's legal counsel advised the Board of Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors in reaching its decision.

  In their evaluation of the Proposed Subadvisory Agreement on April 30, 1998, the Directors reviewed considerations substantially similar to those set forth above in "Factors Considered by the Board of Directors--Interim Subadvisory Agreements," as they related to the Proposed Subadvisory Agreement. In addition, the Directors considered the following additional factors specifically relating to the Proposed Subadvisory Agreement:

  . The fees payable under the Proposed Subadvisory Agreement, and the relationship of such fees, among other things, to the services anticipated to be provided by the New Subadviser and the Manager over time.

  . The business arrangements between the Manager and the New Subadviser described above, and the potential impact on the various Series in the event of the removal of the Henderson name from the Fund's or the various Series' names.

  . The proposed allocation of responsibilities and scope of services to be provided by the Manager and the New Subadviser.

  . The fairness and reasonableness of the subadvisory fees under the Proposed Subadvisory Agreement and the management fees under the Management Agreement, in light of the Proposed Subadvisory Agreement, including that the portion of the management fees to be retained by the Manager is justified by the level, nature and quality of services provided, expectations of the Manager's future activities, and the anticipated profitability to the Manager of the fee allocation.

  The Directors reviewed the considerations mentioned above, drawing on their knowledge gained as a result of serving on the Board of the Fund and other investment companies in the Seligman Group, with respect to the operations and competence of Henderson generally, and par-ticularly, the competence of the investment management and other personnel of the Subadviser who are expected to continue providing services to the Fund through their affiliation with the New Subadviser.

  After careful consideration, the Directors unanimously approved the Proposed Subadvisory Agreement and recommended that the shareholders of each Series of the Fund approve the Proposed Subadvisory Agreement in respect of such Series.

  The affirmative vote of a majority of the outstanding voting securities of each Series of the Fund is required for the adoption of each of Proposal 3 and Proposal 4 with respect to such Series. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

  If Proposal 3 is approved by the shareholders of each Series at the Meeting, the Subadviser's activities pursuant to the Interim Subadvisory Agreements since the Assignment Date will be approved and the Escrow Agent will pay the amounts held in the escrow account to the Subadviser. The Interim Subadvisory Agreements will continue in effect until December 31, 1998, and thereafter from year to year if such continuance is specifically approved in the manner required by the 1940 Act, and if the Subadviser shall not have notified the Manager at least 60 days prior to an anniversary date that it does not desire such continuance, unless Proposal 4 is also approved by the shareholders at the Meeting. If Proposal 3 is not approved by the shareholders of any Series, the Escrow Agent will pay the amounts held in the escrow account to the applicable Series of the Fund.

  If Proposal 4 is approved by the shareholders of each Series at the Meeting, the Interim Subadvisory Agreements will continue in effect until the
Restructuring Date. On the Restructuring Date, the Proposed Subadvisory Agreement will take effect, and it will continue in effect until December 31, 1999, and thereafter from year to year if such continuance is specifically approved in the manner required by the 1940 Act, and if the New Subadviser shall not have notified the Manager at least 60 days prior to an anniversary date that it does not desire such continuance with respect to any Series.

  If Proposal 3 and Proposal 4 are not approved by the shareholders of any Series, the Manager will assume all responsibilities currently undertaken by the Subadviser in respect of such Series and the Directors will consider whether any additional action should be taken.

       YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3 AND FOR PROPOSAL 4.

ADDITIONAL INFORMATION CONCERNING THE SUBADVISER AND THE NEW SUBADVISER

  The principal executive officer of the Subadviser is Rodney G.D. Smith. The Subadviser is governed by a Management Committee comprised of the following individuals:

        NAME                            PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
 Iain                C. Clark Chief  Investment  Officer of the  Subadviser  and
                     Director of Henderson  International Limited;  Director and
                     Senior  Portfolio   Manager  of  Henderson  plc;  and  Vice
                     President,    Secretary    and   Treasurer   of   Henderson
                     International, Inc.
 Dugald M. Eadie     Managing Director of Henderson plc and Director of
                     Henderson Administration Limited
 Mark J. Lund        President of Henderson International, Inc. and Director of
                     Henderson plc
 Richard R. Schmaltz Director of the Fund and Director and Managing Director,
                     Director of Investments of the Manager
 Rodney G.D. Smith   Chief Executive Officer of the Subadviser and Director and
                     Managing Director of the Manager
 David F. Stein      Director and Vice Chairman of the Manager
 Brian T. Zino       Director and President of the Fund and the Manager

  The address of Messrs. Clark, Eadie and Lund is 3 Finsbury Avenue, London EC2M 2PA, England. The address of Messrs. Schmaltz, Smith, Stein and Zino is 100 Park Avenue, New York, New York 10017.

  Additionally, Lawrence P. Vogel, Vice President of the Fund, is Treasurer of the Subadviser; and Frank J. Nasta, Secretary of the Fund, is Secretary of the Subadviser.

  During the fiscal year ended October 31, 1997, no commissions were paid by the Fund to any broker affiliated with the Subadviser.

  The principal executive officer of the New Subadviser is Dugald M. Eadie. The New Subadviser is governed by a Management Committee comprised of the fol-lowing individuals:

          NAME                            PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
 George Ian Buckley     Director of Asset Management at Henderson plc and
                         Director of the New Subadviser
 Iain                   C. Clark Chief Investment  Officer of the Subadviser and
                        Director of Henderson  International  Limited;  Director
                        and Senior Portfolio  Manager of Henderson plc; and Vice
                        President,   Secretary   and   Treasurer   of  Henderson
                        International, Inc.
 Dugald M. Eadie        Managing Director of Henderson plc and Director of
                        Henderson Administration Limited
 Mark J. Lund           President of Henderson International, Inc. and Director
                        of Henderson plc
 Anthony C. J. Solway   Director of Administration of Henderson plc and
                         Director of the New Subadviser
 Michael H. Robinson    Director of Human Resources of Henderson plc and
                         Director of the New Subadviser
 Mark V. Phythian-Adams Director of Legal Counsel of Henderson plc and Director
                        of the New Subadviser
 Peter Thomas Johnson   Director of Finance of Henderson plc and Director of
                        the New Subadviser

  The address of Messrs. Buckley, Solway, Robinson, Phythian-Adams and Johnson is 3 Finsbury Avenue, London EC2M 2PA, England.

  Additionally, Michael D. Hooper, Director of Compliance of Henderson Invest-ors Limited, is Director of Compliance of the New Subadviser.

                   D. OTHER MATTERS; SHAREHOLDER PROPOSALS.

  The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters.

  A shareholder proposal intended to be represented at any meeting hereafter called must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice of meeting, proxy statement and form of proxy relating to such meeting. Under the current By-Laws of the Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal law.

                                  E. EXPENSES.

  Henderson and the Manager will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or facsimile by Directors, officers and employees of the Fund, the Manager, Seligman Financial Services, Inc., Seligman Services, Inc. and Seligman Data Corp., and persons holding shares in their names or names of their nominees may be reimbursed for their expenses in sending solicitation material to their principals. Morrow & Co., Inc., 909 Third Avenue, New York, New York 10022-4799 has been engaged to assist in soliciting for a fee of $19,000, plus expenses, to be paid by Henderson and the Manager.

                                           By order of the Board of Directors,

                                                     /s/ Frank Nasta

                                                        Secretary

                                 ------------

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                    EXHIBIT A
                         INTERIM SUBADVISORY AGREEMENTS

                                                                     EXHIBIT A-1

   (with respect to all Series other than the Emerging Markets Growth Fund)

                              SUBADVISORY AGREEMENT

  SUBADVISORY AGREEMENT, dated as of March 30, 1998 between J. & W. SELIGMAN & CO. INCORPORATED, a Delaware corporation (the "Manager") and Seligman Hender-son Co., a New York general partnership (the "Subadviser").

  WHEREAS, the Manager has entered into a Management Agreement, dated March 19, 1992, (the "Management Agreement") with Seligman Henderson International Fund Series, Inc.* (the "Corporation"), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which the Manager will render or contract to obtain as hereinafter provided investment management services to the Corporation, and to administer the business and other affairs of the Corporation; and

  WHEREAS, the Manager desires to retain the Subadviser to provide investment management services to the Corporation, and the Subadviser is willing to render such investment management services.

  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

  1. DUTIES OF THE SUBADVISER. The Subadviser will provide the Corporation with investment management services, including investment research, advice and supervision, determining which securities shall be purchased or sold by the Corporation, making purchases and sales of securities on behalf of the Corporation and determining how voting and other rights with respect to securities of the Corporation shall be exercised, subject in each case to the control of the Board of Directors of the Corporation and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus(es) of the Corporation and the requirements of the 1940 Act and other applicable law.

  Subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Corporation and the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.
------------
* On May 20, 1993, the name of the Fund was changed to Seligman Henderson Global Fund Series, Inc.

  2. EXPENSES. The Subadviser shall pay all of its expenses arising from the performance of its obligations under Section 1.

  3. COMPENSATION. (a) As compensation for the services performed and the fa-cilities and personnel provided by the Manager pursuant to Section 1, the Man-ager will pay to the Subadviser each month a fee, calculated on each day dur-ing such month, at an annual rate of .90% of the Corporation's average daily net assets.

  (b) If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

  4. PURCHASE AND SALE OF SECURITIES. The Subadviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Corporation or as the Board of Directors of the Corporation may direct from time to time. In providing the Corporation with investment management and supervision, it is recognized that the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board of Directors of the Corporation may direct or authorize from time to time.

  Notwithstanding the above, it is understood that it is desirable for the Corporation that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Corporation than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Corporation with such brokers, subject to review by the Corporation's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Corporation.

  If, in connection with purchases and sales of securities for the Corporation, the Subadviser may, without material risk, arrange to receive a soliciting dealer's fee or other underwriter's or dealer's discount or commission, the Subadviser shall, unless otherwise directed by the Board of Directors of the Corporation, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Subadviser pursuant to Section 3 hereof.

  Nothing herein shall prohibit the Board of Directors of the Corporation from approving the payment by the Corporation of additional compensation to others for consulting services, supplemental research and security and economic analysis.

  5. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until December 31, 1998, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act if the Subadviser shall not have notified the Manager in writing at least 60 days prior to such December 31 or prior to December 31 of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by the Corporation, on 60 days' written notice to the Subadviser by vote of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Corporation (as defined by the 1940 Act). This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Management Agreement.

  6. AMENDMENTS. This Agreement may be amended by consent of the parties hereto provided that the consent of the Corporation is obtained in accordance with the requirements of the 1940 Act.

  7. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

  IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                     J. & W. SELIGMAN & CO. INCORPORATED

                                     By _______________________________________

                                     SELIGMAN HENDERSON CO.

                                     By _______________________________________

                                                                     EXHIBIT A-2

              (with respect to the Emerging Markets Growth Fund)

                              SUBADVISORY AGREEMENT

  SUBADVISORY AGREEMENT, dated as of March 30, 1998, between J. & W. SELIGMAN & CO. INCORPORATED, a Delaware corporation (the "Manager") and Seligman Hen-derson Co., a New York general partnership (the "Subadviser"), on behalf of Seligman Henderson Emerging Markets Growth Fund, a series of Seligman Hender-son Global Fund Series, Inc. (the "Corporation").

  WHEREAS, the Manager has entered into a Management Agreement, dated March 19, 1992, (the "Management Agreement") with the Corporation, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which the Manager will render or contract to obtain as hereinafter provided investment management services to the Corporation, and to administer the business and other affairs of the Corporation; and

  WHEREAS, the Manager desires to retain the Subadviser to provide investment management services to the Corporation, and the Subadviser is willing to render such investment management services.

  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

  1. DUTIES OF THE SUBADVISER. The Subadviser will provide the Corporation with investment management services, including investment research, advice and supervision, determining which securities shall be purchased or sold by the Corporation, making purchases and sales of securities on behalf of the Corporation and determining how voting and other rights with respect to securities of the Corporation shall be exercised, subject in each case to the control of the Board of Directors of the Corporation and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus(es) of the Corporation and the requirements of the 1940 Act and other applicable law.

  Subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Corporation and the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

  2. EXPENSES. The Subadviser shall pay all of its expenses arising from the performance of its obligations under Section 1.

  3. COMPENSATION. (a) As compensation for the services performed and the fa-cilities and personnel provided by the Manager pursuant to Section 1, the Man-ager will pay to the Subadviser each month a fee, calculated on each day dur-ing such month, at an annual rate of 1.15% of the Corporation's average daily net assets.

  (b) If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

  4. PURCHASE AND SALE OF SECURITIES. The Subadviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Corporation or as the Board of Directors of the Corporation may direct from time to time. In providing the Corporation with investment management and supervision, it is recognized that the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board of Directors of the Corporation may direct or authorize from time to time.

  Notwithstanding the above, it is understood that it is desirable for the Corporation that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Corporation than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Corporation with such brokers, subject to review by the Corporation's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Corporation.

  If, in connection with purchases and sales of securities for the Corporation, the Subadviser may, without material risk, arrange to receive a soliciting dealer's fee or other underwriter's or dealer's discount or commission, the Subadviser shall, unless otherwise directed by the Board of Directors of the Corporation, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Subadviser pursu-ant to Section 3 hereof.

  Nothing herein shall prohibit the Board of Directors of the Corporation from approving the payment by the Corporation of additional compensation to others for consulting services, supplemental research and security and economic analysis.

  5. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until December 31, 1998, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act if the Subadviser shall not have notified the Manager in writing at least 60 days prior to such December 31 or prior to December 31 of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by the Corporation, on 60 days' written notice to the Subadviser by vote of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Corporation (as defined by the 1940 Act). This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Management Agreement.

  6. AMENDMENTS. This Agreement may be amended by consent of the parties hereto provided that the consent of the Corporation is obtained in accordance with the requirements of the 1940 Act.

  7. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

  IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                     J. & W. SELIGMAN & CO. INCORPORATED

                                     By _______________________________________

                                     SELIGMAN HENDERSON CO.

                                     By _______________________________________

                                    EXHIBIT B

                              SUBADVISORY AGREEMENT

  SUBADVISORY AGREEMENT, dated        , 1998 between J. & W. SELIGMAN & CO.
INCORPORATED, a Delaware corporation (the "Manager") and HENDERSON INVESTMENT MANAGEMENT LIMITED (the "Subadviser").

  WHEREAS, the Manager has entered into a Management Agreement, dated March 19, 1992 (the "Management Agreement"), with Seligman Henderson Global Fund Series, Inc. (the "Corporation"), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which the Manager will render or contract to obtain as hereinafter provided investment management services to the Corporation, and to administer the business and other affairs of the Corporation; and

  WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory and other services to the Corporation, and the Subadviser is willing to render such services, in each case effective July 1, 1998.

  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

  1. DUTIES OF THE SUBADVISER. Subject in each case to the control of the Board of Directors of the Corporation and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus(es) of the Corporation and the requirements of the 1940 Act, and in conjunction with and under the supervision of the Manager, the Subadviser agrees to furnish the Manager and the Corporation with such investment advice, research and assistance as the Manager or the Corporation shall from time to time reasonably request. Subject to the foregoing, the Subadviser shall (i) participate in the development of the Corporation's overall investment strategy, in the determination of country allocations and in the determination of sector and industry weightings for the various Series of the Corporation, (ii) provide investment advice and research to the Corporation with respect to existing and potential investments in securities of non-U.S. issuers, including company visits and meetings with management, (iii) determine securities for investment,
(iv) select brokers, and (v) cause the execution of trades, including foreign exchange dealings. The Subadviser will make available representatives to report in person to the Board of Directors at least semi-annu- ally on investment results, regulatory compliance and other matters that the Manager or the Board of Directors may reasonably request. The Subadviser shall also provide such reports and other information to the Manager or the Board of Directors as such persons may reasonably request.

  Portfolio accounting and pricing for the Corporation will be the ultimate responsibility of a third party accounting agent or administrator; however, in the event that an asset under the supervision of the Subadviser cannot be priced by a pricing source authorized by the Manager, the Subadviser will provide the third party accounting agent or administrator with daily prices for such asset in accordance with the Corporation's pricing procedures. Notwithstanding the foregoing, the Subadviser will be responsible for coordinating work with custodians in respect of assets under the Subadviser's supervision ("Custodians"), including liaising as required with Custodians in respect of trade settlement, safe custody of assets, income collection and the processing of corporate actions. The Subadviser will use all reasonable efforts to monitor the performance of Custodians within the terms of the Corporation's custodian agreements (to the extent such terms are known by the Subadviser or a related entity). With respect to the securities of issuers under the supervision of the Subadviser, the Subadviser shall provide executed trade information to Custodians, third party accounting agents or administrators and/or the Manager, which may be done via computer.

  Subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under this Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

  2. EXPENSES. The Subadviser shall pay all of its expenses arising from the performance of its obligations under Section 1.

  3. COMPENSATION. (a) As compensation for the services performed by the Subadviser pursuant to Section 1, the Manager will pay to the Subadviser each month a fee based on the Applicable Percentage of the average monthly assets under the Subadviser's supervision.

  (b) As used herein, the term "Applicable Percentage" shall mean an annual rate of .90% for the period July 1, 1998 through June 30, 1999; .70% for the period July 1, 1999 through June 30, 2000; and .50% thereafter.

  (c) Average monthly assets under the Subadviser's supervision shall be determined, for any month, by taking the average of the assets (adjusted to reflect receivables for assets sold and payables for assets purchased) under the Subadviser's supervision as of (i) the opening of business on the first day of such month and (ii) the close of business on the last day of such month.

  (d) If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

  (e) Any fee payable to the Subadviser under this Agreement shall be paid to the Subadviser or to an affiliate of the Subadviser at an address designated by the Subadviser.

  4. PURCHASE AND SALE OF SECURITIES. The Subadviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Corporation or as the Board of Directors of the Corporation may direct from time to time. In providing the Corporation with investment management and supervision, it is recognized that the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board of Directors of the Corporation may direct or authorize from time to time.

  Notwithstanding the above, it is understood that it is desirable for the Corporation that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Corporation than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Corporation with such brokers, subject to review by the Corporation's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Corporation.

  If, in connection with purchases and sales of securities for the Corporation, the Subadviser may, without material risk, arrange to receive a soliciting dealer's fee or other underwriter's or dealer's discount or commission, the Subadviser shall, unless otherwise directed by the Board of Directors of the Corporation, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Subadviser pursuant to Section 3 hereof.

  Nothing herein shall prohibit the Board of Directors of the Corporation from approving the payment by the Corporation of additional compensation to others for consulting services, supplemental research and security and economic analysis.

  5. TERM OF AGREEMENT. This Agreement shall become effective July 1, 1998 and shall continue in full force and effect with respect to each Series of the Corporation until December 31, 1999, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act if the Subadviser shall not have notified the Manager in writing at least 60 days prior to such December 31 or prior to December 31 of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time with respect to any Series, without payment of penalty by the Corporation, on 60 days' written notice to the Subadviser by vote of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of such Series. This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Management Agreement.

  6. AMENDMENTS. This Agreement may be amended by consent of the parties hereto provided that the consent of the Corporation is obtained in accordance with the requirements of the 1940 Act.

  7. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

  IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                     J. & W. SELIGMAN & CO. INCORPORATED

                                     By _______________________________________

                                     HENDERSON INVESTMENT MANAGEMENT LIMITED

                                     By _______________________________________

                                    EXHIBIT C

  The table below sets forth the net assets and the subadvisory fees paid by the Manager to the Subadviser for the fiscal year ended October 31, 1997 with respect to each Series of Seligman Henderson Global Fund Series, Inc. and the other investment companies which have investment objectives similar to such
Series:

                                                APPROXIMATE      FISCAL 1997
                                                 NET ASSETS      SUBADVISORY
                                                   AS OF          FEE AS A %
                                              OCTOBER 31, 1997 OF AVERAGE DAILY
         NAME OF INVESTMENT COMPANY            (000S OMITTED)     NET ASSETS
--------------------------------------------- ---------------- ----------------
Seligman Henderson Global Fund Series, Inc.:
  International Fund                             $   93,434          0.90%
  Emerging Markets Growth Fund                      104,139          1.15
  Global Growth Opportunities Fund                  192,671          0.90
  Global Smaller Companies Fund                   1,052,622          0.90
  Global Technology Fund                            869,185          0.90
Seligman Portfolios, Inc.:*
  Seligman Henderson International Portfolio          9,182          0.33
  Seligman Henderson Global Growth
   Opportunities Portfolio                            5,449          0.29
  Seligman Henderson Global Smaller Companies
   Portfolio                                         20,505          0.84
  Seligman Henderson Global Technology
   Portfolio                                          3,686          0.30

------------
* Seligman Portfolios, Inc. is the underlying investment vehicle for certain variable annuity insurance products. The net assets and subadvisory fee rates shown above are as of/for the year ended December 31, 1997. The subadvisory fee rate is 0.90% per annum of the average daily net assets of each Portfolio; however, the Subadviser voluntarily waived portions of its fee for each Portfolio.

                                        SELIGMAN
                                        HENDERSON
                                     GLOBAL
                                FUND SERIES, INC.

                                Notice of Special Meeting
                                     of Shareholders
                                          and
                                    Proxy Statement
                                --------------------------
                               Time: June 30, 1998
                                       10:00 A.M.
                                --------------------------
                                Place:  Grand Hyatt Hotel
                                        42nd Street and
                                        Lexington Avenue
                                        New York, New York 10017

                                Please date, fill in and sign the enclosed form of Proxy and mail it in the enclosed return envelope which requires no postage if mailed in the United States.

                                         [LOGO]


           SELIGMAN HENDERSON
         GLOBAL FUND SERIES, INC.
               Managed by

                 [LOGO]

          J. & W. SELIGMAN & CO.
              INCORPORATED
    INVESTMENT MANAGERS AND ADVISORS
            ESTABLISHED 1864
  100 Park Avenue, New York, NY  10017

PROXY                SELIGMAN HENDERSON INTERNATIONAL FUND
                                   a Series of
                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.
                       100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals.

--------------------------------------------------------------------------------
The Board of Directors recommends that you vote FOR each of the nominees and for all Proposals.
--------------------------------------------------------------------------------

1.  ELECTION OF DIRECTORS   [ ] FOR all Nominees  [ ] WITHHOLD AUTHORITY TO VOTE
                                (except as written    for all nominees listed
                                on the line below).   below.

NOMINEES: John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow,
          Betsy S. Michel, William C. Morris, James C. Pitney, James Q. Riordan, Richard R. Schmaltz, Robert L. Shafer, James N. Whitson and
          Brian T. Zino

INSTRUCTIONS: (To withhold authority to vote for any individual nominee(s)write the name(s)on the line below.)
________________________________________________________________________________

   YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2.  Ratification of the selection of Deloitte & Touche LLP as Auditors.

            FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

3. Approval of Interim Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the Series.

            FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

4. Approval of Proposed Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees payable by the Series.

            FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

                                  DATED __________________________________, 1998

                                  ______________________________________________
                                  Signature

                                  ______________________________________________
                                  Signature (if jointly held)

                                  Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

           This Proxy is solicited on behalf of the Board of Directors

PROXY            SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND
                                   a Series of
                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.
                       100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals.

--------------------------------------------------------------------------------
The Board of Directors recommends that you vote FOR each of the nominees and for all Proposals.
--------------------------------------------------------------------------------

1.  ELECTION OF DIRECTORS   [ ] FOR all Nominees  [ ] WITHHOLD AUTHORITY TO VOTE
                                (except as written    for all nominees listed
                                on the line below).   below.

NOMINEES: John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow,
          Betsy S. Michel, William C. Morris, James C. Pitney, James Q. Riordan, Richard R. Schmaltz, Robert L. Shafer, James N. Whitson and
          Brian T. Zino

INSTRUCTIONS: (To withhold authority to vote for any individual nominee(s)write the name(s)on the line below.)
________________________________________________________________________________

   YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2.  Ratification of the selection of Deloitte & Touche LLP as Auditors.

            FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

3. Approval of Interim Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the Series.

            FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

4. Approval of Proposed Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees payable by the Series.

            FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

                                  DATED __________________________________, 1998

                                  ______________________________________________
                                  Signature

                                  ______________________________________________
                                  Signature (if jointly held)

                                  Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

           This Proxy is solicited on behalf of the Board of Directors

PROXY           SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND
                                   a Series of
                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.
                       100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals.

--------------------------------------------------------------------------------
The Board of Directors recommends that you vote FOR each of the nominees and for all Proposals.
--------------------------------------------------------------------------------

1.  ELECTION OF DIRECTORS   [ ] FOR all Nominees  [ ] WITHHOLD AUTHORITY TO VOTE
                                (except as written    for all nominees listed
                                on the line below).   below.

NOMINEES: John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow,
          Betsy S. Michel, William C. Morris, James C. Pitney, James Q. Riordan, Richard R. Schmaltz, Robert L. Shafer, James N. Whitson and
          Brian T. Zino

INSTRUCTIONS: (To withhold authority to vote for any individual nominee(s)write the name(s)on the line below.)
________________________________________________________________________________

   YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2.  Ratification of the selection of Deloitte & Touche LLP as Auditors.

            FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

3. Approval of Interim Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the Series.

            FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

4. Approval of Proposed Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees payable by the Series.

            FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

                                  DATED __________________________________, 1998

                                  ______________________________________________
                                  Signature

                                  ______________________________________________
                                  Signature (if jointly held)

                                  Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

           This Proxy is solicited on behalf of the Board of Directors

PROXY               SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND
                                  a Series of
                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.
                      100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals.

--------------------------------------------------------------------------------
The Board of Directors recommends that you vote FOR each of the nominees and for all Proposals.
--------------------------------------------------------------------------------

1.  ELECTION OF DIRECTORS   [ ] FOR all Nominees  [ ] WITHHOLD AUTHORITY TO VOTE
                                (except as written    for all nominees listed
                                on the line below).   below.

NOMINEES: John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow,
          Betsy S. Michel, William C. Morris, James C. Pitney, James Q. Riordan, Richard R. Schmaltz, Robert L. Shafer, James N. Whitson and
          Brian T. Zino

INSTRUCTIONS: (To withhold authority to vote for any individual nominee(s)write the name(s) on the line below.)
________________________________________________________________________________

   YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2.  Ratification of the selection of Deloitte & Touche LLP as Auditors.

            FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

3. Approval of Interim Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the Series.

            FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

4. Approval of Proposed Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees payable by the Series.

            FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

                                  DATED __________________________________, 1998

                                  ______________________________________________
                                  Signature

                                  ______________________________________________
                                  Signature (if jointly held)

                                  Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

           This Proxy is solicited on behalf of the Board of Directors

PROXY           SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND
                                   a Series of
                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.
                       100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals.

--------------------------------------------------------------------------------
The Board of Directors recommends that you vote FOR each of the nominees and for all Proposals.
--------------------------------------------------------------------------------

1.  ELECTION OF DIRECTORS   [ ] FOR all Nominees  [ ] WITHHOLD AUTHORITY TO VOTE
                                (except as written    for all nominees listed
                                on the line below).   below.

NOMINEES: John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow,
          Betsy S. Michel, William C. Morris, James C. Pitney, James Q. Riordan, Richard R. Schmaltz, Robert L. Shafer, James N. Whitson and
          Brian T. Zino

INSTRUCTIONS: (To withhold authority to vote for any individual nominee(s)write the name(s) on the line below.)
________________________________________________________________________________

   YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2.  Ratification of the selection of Deloitte & Touche LLP as Auditors.

            FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

3. Approval of Interim Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the Series.

            FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

4. Approval of Proposed Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees payable by the Series.

            FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

                                  DATED __________________________________, 1998

                                  ______________________________________________
                                  Signature

                                  ______________________________________________
                                  Signature (if jointly held)

                                  Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

           This Proxy is solicited on behalf of the Board of Directors